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                                                                     EXHIBIT 4.2

                           INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "Agreement") is made and entered into as of July 10, 1998 by and among Visio Corporation, a Washington corporation ("Buyer"), and the stockholders of Seller listed on Schedule A hereto.

                                   RECITALS

     A. Pursuant to the provisions of that certain Agreement and Plan of Merger dated as of July 10, 1998 (the "Merger Agreement"), by and between Buyer, VMS-1, Inc., a Delaware corporation ("Merger Sub"), Kaspia Systems, Inc., a Delaware corporation ("Seller"), and certain of the stockholders of Seller, the parties thereto intend to effect the merger of Merger Sub with and into Seller (the "Merger").

     B. To induce the stockholders of Seller (the "Stockholders") to execute and deliver the Merger Agreement and to consummate the transactions contemplated thereby, Buyer desires to provide to the Stockholders, on the terms and subject to the conditions set forth herein, certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), and applicable state securities laws with respect to the shares of Buyer Common Stock to be issued in the Merger.

     C. The execution and delivery of this Agreement in the form hereof are a condition precedent to the obligations of the parties under the Merger Agreement.

     D. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Merger Agreement. In the event of any conflict between the terms of this Agreement and the Merger Agreement, the terms of the Merger Agreement shall prevail.

                                   AGREEMENT

     In consideration of the terms hereof, the parties hereto agree as follows:

1.   CERTAIN DEFINITIONS

     As used in this Agreement, the following terms not otherwise defined in this Agreement shall have the following respective meanings:

     "Commission" shall mean the United States Securities and Exchange
Commission.

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     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement on Form S-3 (or such substitute or replacement Form as the Commission shall have then approved) with the Commission in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by Buyer in complying with Section 2, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Buyer, and blue sky fees and expenses.

     "Registrable Securities" shall mean the shares of Buyer Common Stock to be issued to the Stockholders in connection with the Merger.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the resale of the Registrable Securities by the Stockholders.

     "Selling Period" shall mean the period commencing on the date on which the registration statement is declared effective by the Commission and ending on the earlier of (i) the date that is one year after such registration statement is declared effective and (ii) the date on which all of the Registrable Securities have been sold or distributed by the Stockholders.

     "Stockholder Representative" shall mean Jeffrey B. Erwin or any successor representative to the Stockholders who is duly appointed in accordance with
Section 6.

2.   OBLIGATIONS OF BUYER

     2.1  MANDATORY REGISTRATION

     Buyer and the Stockholders shall cooperate with respect to, and Buyer shall promptly prepare and file with the Commission no later than thirty (30) days after the Closing Date, a registration statement on Form S-3 under the Securities Act with respect to the resale of all the Registrable Securities (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws). Buyer shall use its best efforts, and the Significant Stockholders will cooperate with Buyer, to cause the registration statement to be declared effective by the Commission as promptly as practicable thereafter and shall keep such registration statement effective until the end of the Selling Period. If at any time during the Selling Period Buyer shall notify the Stockholders in a writing signed by the Chief Financial Officer

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of Buyer that there exists material nonpublic information that must be disclosed in order for the registration statement not to be false or misleading, then
Buyer may require that no sales may be made under the registration statement until such time as disclosure is made. Buyer shall use its best efforts to cause such disclosure to be made as soon as practicable, but in any event no later than twenty (20) days after such written notice to the Stockholders.

     2.2  EXPENSES OF REGISTRATION

     All Registration Expenses incurred in connection with any registration pursuant to this Section 2 shall be borne by Buyer. All Selling Expenses relating to Registrable Securities registered on behalf of the Stockholders shall be borne by the Stockholders on the basis of the proportion which the number of Registrable Securities registered and sold by each Stockholder bears to the total number of Registrable Securities registered and sold.

     2.3  REGISTRATION PROCEDURES

     In the case of registration effected by Buyer pursuant to this Section 2, Buyer will keep the Stockholders advised in writing as to the initiation of registration and as to the completion thereof. At its expense Buyer will:

     (a) Registration Statement. Within thirty (30) days of the Closing Date, prepare and file with the Commission a registration statement with respect to the Registrable Securities held by the Stockholders and use its best efforts to cause such registration statement to become and remain effective for the Selling Period;

     (b) Amendments. Promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) Copies. Promptly furnish to the Stockholders such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Stockholders may reasonably request in order to facilitate the distribution of Registrable Securities owned by them;

     (d) Blue Sky. Use its best efforts to promptly register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Stockholders, provided that Buyer shall not be required in connection therewith or as a condition

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thereto to qualify to do business or to file a general consent to service of process in any state or jurisdiction; and

     (e) Notice. Notify the Stockholders covered by such registration statement (at any time when a prospectus relating thereto is required to be delivered under the Securities Act) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

3.   OBLIGATIONS OF THE STOCKHOLDERS

     3.1  INFORMATION

     Each Stockholder shall furnish to Buyer such additional information regarding itself, the Registrable Securities (and other securities of Buyer, if any) it holds and the distribution proposed by it as Buyer may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 2, including the information requested by the Selling Stockholder Questionnaire attached hereto as Exhibit 3.1, which questionnaire each Stockholder shall complete and execute.

     3.2  REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

          Each Stockholder represents with respect to himself, herself or itself that:

     (a) Good Title. (i) Such Stockholder owns, beneficially and of record, the shares of Seller Capital Stock listed opposite such Stockholder's name on Schedule A hereto, (ii) such shares of Seller Capital Stock are free and clear of any lien, encumbrance, adverse claim, mortgage, pledge, deed of trust, security interest, charge, restriction on sale or transfer (other than restrictions imposed by applicable securities laws), preemptive right, option or other adverse claim or interest of any kind, (iii) such Stockholder has all necessary power, right and authority to enter into this Agreement and each of the agreements, certificates, instruments and documents executed or delivered pursuant to the terms of the Merger Agreement by such Stockholder and to consummate the transactions contemplated hereby and thereby, and (iv) this Agreement has been duly authorized, executed and delivered by Stockholder and is a legal, valid and binding obligation of Stockholder, enforceable in accordance with its terms.

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     (b) Ability to Bear Risk.  Such Stockholder is in a financial position to hold the Buyer Common Stock for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of his, her or its investment in the Buyer Common Stock.

     (c) Commission Documents. Such Stockholder acknowledges that he, she or it has received and had the opportunity to review to such Stockholder's satisfaction the materials disseminated by Seller in connection with the consent solicitation to approve the Merger and the transactions contemplated thereby, including those filings and reports of Buyer filed with the Commission since the completion of Buyer's most recent fiscal year, consisting of Buyer's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, as amended, its Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 1997 and March 31, 1998, and its Proxy Statement relating to its Annual Meeting of Shareholders on February 25, 1998.

     (d) Professional Advice. Such Stockholder has obtained, to the extent that he, she or it deems necessary, professional advice with respect to the risks inherent in acquiring the Buyer Common Stock, the financial condition of Buyer and the suitability of an investment in the Buyer Common Stock in light of such Stockholder's financial condition and investment needs.

     (e) Sophistication. Such Stockholder, either alone or with the assistance of his, her or its professional advisors, is a sophisticated investor, is able to fend for himself, herself or itself in the transactions contemplated by this Agreement relating to the Buyer Common Stock and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in the Buyer Common Stock.

     (f) Accredited Investor. Except as set forth on Schedule A hereto, such Stockholder is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act (an "Accredited Investor").

     (g) Investment for Own Account. The Buyer Common Stock is being acquired by such Stockholder for investment for its respective account, not as a nominee or agent, and not with a view to the distribution of any part thereof; Stockholder has no present intention of selling, granting any participation in or otherwise distributing any of the Buyer Common Stock in a manner contrary to the Securities Act or to any applicable state securities or Blue Sky law, nor does Stockholder have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant a participation to such Person or to any third party with respect to any of the Buyer Common Stock.

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     (h) Restricted Securities.  Such Stockholder acknowledges that the Buyer
Common Stock has not been and will not prior to issuance be registered under the Securities Act and that the Buyer Common Stock is characterized under the Securities Act as "restricted securities" and, therefore, cannot be sold or transferred until such sale or transfer is registered under the Securities Act as provided in this Agreement or an exemption from such registration is available.

     (i) Exemption Reliance. Such Stockholder has been advised that the Buyer Common Stock is being issued under this Agreement pursuant to exemptions from applicable federal and state securities laws, and that Buyer's reliance on such exemptions is predicated in part on such Stockholder's representations contained herein.

     (j) Residence. For purposes of the application of state securities laws, each Stockholder is a resident of the state as set forth on the signature page hereto.

     (k) Legend. It is understood that the certificates evidencing the Buyer Common Stock may bear the following or a comparable legend:

          The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving such securities, (b) this corporation receives an opinion of legal counsel for the holder of the securities reasonably satisfactory to this corporation stating that such transaction is exempt from registration, or (c) this corporation otherwise satisfies itself that such transaction is exempt from registration.

     3.3  INVESTOR QUESTIONNAIRE

     Each Stockholder who is not an Accredited Investor shall complete and execute an Investor Questionnaire in the form attached hereto as Exhibit 3.3.

4.   INDEMNIFICATION AND CONTRIBUTION

     4.1  INDEMNIFICATION BY BUYER

     Upon the registration of the Registrable Securities pursuant to Section 2, Buyer hereby agrees to indemnify and hold harmless the Stockholders (and each of their

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respective officers and directors) and each underwriter, selling agent or other securities professional, if any, that facilitates the disposition of the Registrable Securities, and each of their respective officers and directors and each person who controls the Stockholders, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which the Stockholders or such other persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on an untrue statement or alleged untrue statement of a material fact contained in any effective registration statement under which such Registrable Securities are to be registered under the Securities Act, or any final prospectus contained therein or furnished by Buyer to the Stockholders or other such person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Buyer hereby agrees to reimburse the Stockholders or other person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Buyer shall not be liable to the Stockholders or other person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such effective registration statement or final prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to Buyer by the Stockholders or such other person expressly stated for use therein. The indemnity provided for in this Section 4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of any Stockholder, underwriter or controlling person (or any officer, director, partner, employee or agent of any of the foregoing) and shall survive transfer of such Registrable Securities by such Stockholder or such other person.

     4.2  INDEMNIFICATION BY THE STOCKHOLDERS AND ANY AGENTS AND UNDERWRITERS

     The Stockholders agree, as a consequence of the inclusion of the Registrable Securities held by such Stockholders in such registration, to (i) indemnify and hold harmless Buyer, its directors, officers and each person, if any, who controls Buyer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which Buyer or such other persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such effective

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registration statement or final prospectus, or any amendment or supplement, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to Buyer by the Stockholders and expressly stated for use therein, and
(ii) reimburse Buyer for any legal or other expenses reasonably incurred by Buyer in connection with investigating or defending any such action or claim as such expenses are incurred. The indemnity provided for in this Section 4.2 shall remain in full force and effect regardless of any investigation made by or on behalf of Buyer or any controlling person (or any officer, director, partner, employee or agent of Buyer or any controlling person) and shall survive the transfer of the Registrable Securities by the Stockholders.

     4.3  NOTICE OF CLAIMS

     Promptly after receipt by an indemnified party under Section 4.1 or 4.2 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 4, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 4. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). Nothing in this Section 4.3 limits in any way the right of the indemnified party to defend against any claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation (after giving notice of the same to the other party) on such terms as the indemnified party may in good faith deem appropriate (provided, however, that no such settlement shall occur without the indemnifying party's prior written consent, which shall not be unreasonably withheld), and the indemnifying party will promptly indemnify the indemnified party in accordance with this Section 4.

     4.4  CONTRIBUTION

     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party makes a claim under this Section 4 or any controlling person of such indemnified party makes such a

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claim but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such person seeking indemnity under the terms of this Section 4, then, and in each such case, Buyer and such person shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Stockholders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 4.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Stockholder and any underwriters, selling agents or other securities professionals in this Section 4.4 to contribute shall be, subject to the limitation set forth in Section 4.5, several in the proportion which the number of Shares registered, underwritten, or sold as the case may be, by him, her or it bears to the number of Shares registered, underwritten or sold by all Stockholders, underwriters, selling agents or other securities professionals, as the case may be, and not joint.

     4.5  LIMITATION

     Notwithstanding any other provision of this Section 4, in no event will any Stockholder be required to undertake liability to any person under this Section 4 for

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any amounts in excess of the dollar amount of the proceeds to be received by such Stockholder from the sale of such Stockholder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any registration statement under which such Registrable Securities are to be registered under the Securities Act.

     4.6  NONEXCLUSIVITY

     The obligations of Buyer under this Section 4 shall be in addition to any liability that Buyer may otherwise have to the Stockholders, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the obligations of the Stockholders or other such person under this Section 4 shall be in addition to any liability which the Stockholders or other person may otherwise have to Buyer, its directors, officers who sign any registration statement with respect to such Registrable Securities and each person, if any, who controls Buyer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. The remedies provided in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

5.   CONDITIONS

     To the extent permitted by applicable law:

     (a) The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing Date of each of the conditions in Article V of the Merger Agreement, unless waived by Buyer.

     (b) The obligations of the Stockholders to consummate the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the conditions set forth in Section Article VI of the Merger Agreement, unless waived by Seller and the Stockholder Representative.

6.   STOCKHOLDER REPRESENTATIVE

     (a) Each undersigned Stockholder hereby irrevocably authorizes and appoints Jeffrey B. Erwin (the "Stockholder Representative"), with full power of substitution and resubstitution, as his or her representative and true and lawful attorney-in-fact and agent to act in his, her or its name, place and stead and to execute in the name and on behalf of such Stockholder the Escrow Agreement and any other agreement, certificate, instrument or document to be delivered by the Stockholders in connection with the Merger.

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     (b) Each of the undersigned Stockholders agrees that the Stockholder
Representative shall have the full power, authority and right to perform, do and take any and all actions he deems necessary or advisable to carry out the purposes of the Merger Agreement and each Operative Document all without liability to such Stockholder (except as expressly stated herein or therein), so long as same are carried out by the Stockholder Representative in good faith. Such actions include the power to amend, modify or waive any agreement in the name of each Stockholder as if such Stockholder had himself, herself or itself amended, modified or waived such agreement; provided that the Stockholder Representative shall have no power to alter any term of the Merger Agreement which would change the consideration to be received by any Stockholder in respect of the Merger unless a majority of the Stockholders of each class of Seller's securities (or such other number, if any, as is otherwise required by Seller's Certificate of Incorporation or other contractual arrangement) shall so agree. In particular, but not by way of limitation, the Stockholder Representative shall have the power to make and carry out decisions under the Merger Agreement, the Escrow Agreement and this Agreement on behalf of each Stockholder and to sign documents and make filings on behalf of each Stockholder as if such Stockholder had himself, herself or itself signed or filed such document.

     (c) Each Stockholder understands that this appointment is irrevocable.

     (d) Each Stockholder agrees to pay a pro rata portion of the reasonable costs and expenses of such Stockholder Representative.

     (e) The Stockholder Representative may resign at any time. Upon such resignation, each Stockholder hereby authorizes the Stockholder Representative to appoint a new Stockholder Representative to replace such resigning Stockholder Representative with the same powers and duties as such resigning Stockholder Representative, provided that such newly appointed Stockholder Representative shall have been a member of the Board of Directors of Seller immediately prior to the Effective Time and, if the Survival Period has not yet expired, the Escrow Agent shall be notified of such appointment forthwith.

     (f) If the Stockholder Representative or any successor shall die, or become unable to act as the Stockholder Representative, a replacement shall promptly be appointed by a writing signed by Stockholders who received a majority of the Merger Consideration, provided that such newly appointed Stockholder Representative shall have been a member of the Board of Directors of Seller immediately prior to the Effective Time and, if the Survival Period has not yet expired, the Escrow Agent shall be notified of such appointment forthwith.

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     (g) Unless and until Buyer, and if the Survival Period has not yet expired, the Escrow Agent, shall have received written notice of the appointment of a successor Stockholder Representative for the Stockholders, Buyer and the Escrow Agent shall be entitled to rely on, and shall be fully protected in relying on, the power and authority of the Stockholder Representative to act on behalf of the Stockholders.

7.   ESTABLISHMENT/ENFORCEMENT OF INDEMNIFICATION OBLIGATION

     Each Stockholder, by his, her or its signature below, represents that he, she or it has read Article VIII of the Merger Agreement as well as Section 4 hereof with respect to the indemnification rights and obligations of the Stockholders stated therein and herein and agrees for the benefit of Seller and the Surviving Corporation to abide by such provisions (as well as those with respect to specific performance), including with respect to the potential loss of the benefit of the shares of Buyer Common Stock to be received as a result of the Merger.

8.   ABANDONMENT OF MERGER

     In the event that the Merger Agreement is terminated and the Merger abandoned pursuant to Article VII of the Merger Agreement, no party hereto not in breach of its obligations hereunder shall have any liability to any other party, including, but not limited to, liability for expenses incurred by any such other party in connection with this Agreement.

9.   NOTICES

     Notices to parties pursuant to this Agreement shall be in writing and delivered as set forth in Section 9.2 of the Merger Agreement to the address in the case of Buyer set forth therein and in the case of any Stockholder, set forth herein.

10.  AMENDMENTS

     This Agreement may not be amended except by an instrument signed by Buyer and the Stockholder Representative and each undersigned Stockholder hereby grants expressly to the Stockholder Representative the authority and discretion, so long as such authority and discretion are exercised in good faith, to enter into such amendments as he, she or it chooses in the exercise of such authority and discretion.

11.  SEVERABILITY

     If any term or other provision of this Agreement is determined by a court or by arbitration to be invalid, illegal or incapable of being enforced under any rule of law, or public policy, all other conditions and provisions of this Agreement will

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nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

12.  ASSIGNMENT

     This Agreement will not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto (acting in the case of the Stockholders through the Stockholder Representative).

13.  PARTIES IN INTEREST

     This Agreement will be binding upon and inure solely to the benefit of each party hereto and its permitted assigns, and nothing in this Agreement, express or implied, is intended to or will confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

14.  SPECIFIC PERFORMANCE

     Each of the parties acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees the other parties hereto will be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof (including the indemnification provisions hereof) in any competent court having jurisdiction over the parties, in addition to any other remedy to which they might be entitled at law or in equity.

15.  GOVERNING LAW; JURISDICTION AND VENUE

     This Agreement shall be governed by and construed in accordance with and subject to the internal laws and decisions of the State of Washington, regardless of its or any other jurisdiction's conflict of law provisions. The parties hereto agree that venue for any dispute hereunder, or action on any obligation under this Agreement, shall be in King County, Washington or the United States District Court for the Western District of Washington, and the parties hereto submit to the jurisdiction of

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the state and federal courts of the State of Washington for any dispute hereunder or action on any obligation under this Agreement.

16.  HEADINGS

     The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

17.  FURTHER ASSURANCES

     Each party (acting in the case of the Stockholders through the Stockholder Representative) will, at the reasonable request of any other party hereto, from time to time execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions contemplated hereby.

18.  COUNTERPARTS; ELECTRONIC SIGNATURES

     This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered will be deemed to be an original but all of which taken together will constitute one and the same agreement. To expedite the process of entering into this Agreement, the parties acknowledge that Transmitted Copies of this Agreement will be equivalent to original documents until such time as original documents are completely executed and delivered. "Transmitted Copies" will mean copies that are reproduced or transmitted via photocopy, facsimile or other process of complete and accurate reproduction and transmission.

19.  BUSINESS DAY

     Should the day on which any act required to be performed under this Agreement fall on a Saturday, Sunday or legal holiday, the day required for such performance shall be the next day that is not a Saturday, Sunday or legal holiday.

     IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

                         VISIO CORPORATION


                         By:  /s/ Steve M. Gordon
                              --------------------------------------------
                         Name:  Steve M. Gordon
                                ------------------------------------------
                         Its:  Sr. Vice President-Finance & Administration
                               -------------------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Jeff Erwin
                              --------------------------------------------
                         Name:   Jeff Erwin
                                ------------------------------------------

                         Address:  Kaspia Systems, Inc.
                                   8625 S.W. Cascade Avenue, Suite 602
                                   Beaverton OR  97008

                         Number of Shares:   Common:  3,675,000
                                             -----------------------------
                                             Series B:  0
                                             -----------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Ken Van Hyning
                              --------------------------------------------
                         Name:   Ken Van Hyning
                                ------------------------------------------

                         Address:  Kaspia Systems, Inc.
                                   8625 S.W. Cascade Avenue, Suite 602
                                   Beaverton OR  97008

                         Number of Shares:  Common:  540,001
                                            ------------------------------
                                            Series B:  0
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Steve Kelly
                              --------------------------------------------
                         Name:   Steve Kelly
                                ------------------------------------------

                         Address:  Kaspia Systems, Inc.
                                   8625 S.W. Cascade Avenue, Suite 602
                                   Beaverton OR  97008

                         Number of Shares:  Common:  420,000
                                            ------------------------------
                                            Series B:  0
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Jeff Yarnell
                              --------------------------------------------
                         Name:   Jeff Yarnell
                                ------------------------------------------

                         Address:  Kaspia Systems, Inc.
                                   8625 S.W. Cascade Avenue, Suite 602
                                   Beaverton OR  97008

                         Number of Shares:  Common:  420,000
                                            ------------------------------
                                            Series B:  0
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ David Davies
                              --------------------------------------------
                         Name:   David Davies
                                ------------------------------------------

                         Address:  Kaspia Systems, Inc.
                                   8625 S.W. Cascade Avenue, Suite 602
                                   Beaverton OR  97008

                         Number of Shares:  Common:  267,241.5
                                            ------------------------------
                                            Series B:  37,037
                                            ------------------------------

///
                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ J. Edward Snyder
                              --------------------------------------------
                         Name:   J. Edward Snyder
                                ------------------------------------------

                         Address:  30916 Ganado Drive
                                   Rancho Palos Verdes CA  90274

                         Number of Shares:  Common:  75,000
                                            ------------------------------
                                            Series B:  18,519
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Tyrone F. Pike
                              --------------------------------------------
                         Name:   Tyrone F. Pike
                                ------------------------------------------

                         Address:  Switch Soft Systems, Inc.
                                   805 Veterans Blvd., #316
                                   Redwood City CA  94063

                         Number of Shares:  Common:  75,000
                                            ------------------------------
                                            Series B:  49,736
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Jerrold F. Petruzelli
                              --------------------------------------------
                         Name:   Jerrold F. Petruzelli
                                ------------------------------------------

                         Address:  41 Castle Street
                                   San Francisco CA  94133

                         Number of Shares:  Common:  71,293.5
                                            ------------------------------
                                            Series B:  22,222
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ PARVEST U.S. PARTNERS II C.V.
                              ----------------------------------
                         by Thomas G. McKinley
                         ---------------------------------------
                         Name:   Thomas G. McKinley
                                --------------------------------

                         Address:    50 California Street
                                     Suite 3200
                                     San Francisco CA  94111

                         Number of Shares:   Common:  0
                                            --------------------

                                             Series B:  537,740
                                            --------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ PARTECH U.S. PARTNERS III C.V.
                              -----------------------------------
                         by Roland Van der Meer
                         ----------------------------------------
                         Name:   Roland Van der Meer
                                ---------------------------------

                         Address:    50 California Street
                                     Suite 3200
                                     San Francisco CA  94111

                         Number of Shares:   Common:  0
                                            ---------------------

                                             Series B:  537,740
                                            ---------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ DOUBLE BLACK DIAMOND II LLC
                              ----------------------------------
                         by Thomas G. McKinley
                         ---------------------------------------
                         Name:   Thomas G. McKinley
                                --------------------------------

                         Address:    50 California Street
                                     Suite 3200
                                     San Francisco CA  94111

                         Number of Shares:   Common:  0
                                            ---------------------

                                             Series B:  74,808
                                            ---------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Roland Van der Meer
                              --------------------------------------------
                         Name:   Roland Van der Meer
                                ------------------------------------------

                         Address:  Communication Ventures
                                   505 Hamilton Ave., Suite 305
                                   Palo Alto CA  94301

                         Number of Shares:  Common:  0
                                            ------------------------------
                                            Series B:  14,962
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ ALAMANORI LIMITED
                              ----------------------------------
                         by Thomas G. McKinley
                         ---------------------------------------
                         Name:   Thomas G. McKinley
                                --------------------------------

                         Address:    50 California Street
                                     Suite 3200
                                     San Francisco CA  94111

                         Number of Shares:   Common:  0
                                            ---------------------

                                             Series B:  29,923
                                            ---------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ THREECEDARS S.A.
                              ----------------------------------
                         by Thomas G. McKinley
                         ---------------------------------------
                         Name:   Thomas G. McKinley
                                --------------------------------

                         Address:    50 California Street
                                     Suite 3200
                                     San Francisco CA  94111

                         Number of Shares:   Common:  0
                                            ---------------------

                                             Series B:  74,807
                                            ---------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:  /s/ PARTECH INTERNATIONAL SALARY DEFERRAL PLAN
                              ----------------------------------------------
                         U/A DATED 1/1/92 FBO: THOMAS G. MCKINLEY
                         ---------------------------------------------------
                         by Thomas G. McKinley
                         ---------------------------------------------------
                         Name:   Thomas G. McKinley
                                --------------------------------------------

                         Address:    50 California Street
                                     Suite 3200
                                     San Francisco CA  94111

                         Number of Shares:   Common:  0
                                            --------------------------------

                                             Series B:  7,481
                                            --------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ NEWBRIDGE NETWORKS formerly
                              ----------------------------------
                         UNGERMANN-BASS NETWORKS, INC.
                         ---------------------------------------
                         by Peter D. Charbonneau
                         ---------------------------------------
                         Name:   Peter D. Charbonneau
                                --------------------------------

                         Address:    c/o Peter D. Charbonneau
                                     Newbridge Networks
                                     593 Herndon Parkway
                                     Herndon VA  22070-5241

                         Number of Shares:   Common:  2,020,090.5
                                            ---------------------

                                             Series B:  0
                                            ---------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ DRAPER ASSOCIATES II, L.P.
                              ----------------------------------
                         by John Fisher
                         ---------------------------------------
                         Name:   John Fisher
                                --------------------------------

                         Address:    400 Seaport Court, Suite 250
                                     Redwood City CA  94063

                         Number of Shares:   Common:  974,931
                                            ---------------------

                                             Series B:  305,447
                                            ---------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ DISCOVERY VENTURES II LLC
                              ----------------------------------
                         by Arnold N. Silverman
                         ---------------------------------------
                         Name:   Arnold N. Silverman
                                --------------------------------

                         Address:    c/o Arnold Silverman
                                     3000 Sand Hill Road
                                     Bldg. 1, Suite 210
                                     Menlo Park CA  94025

                         Number of Shares:   Common:  0
                                            ---------------------

                                             Series B:  374,041
                                            ---------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ RICHARD M. LUCAS CANCER
                              ----------------------------------
                         FOUNDATION
                         ---------------------------------------
                         by Donald L. Lucas, Chairman
                         ---------------------------------------
                         Name:   Donald L. Lucas
                                --------------------------------

                         Address:    c/o Donald L. Lucas
                                     3000 Sand Hill Road
                                     Bldg. 1, Suite 210
                                     Menlo Park CA  94025

                         Number of Shares:   Common:  0
                                            ---------------------

                                             Series B:  112,212
                                            ---------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ DONALD L. LUCAS TRUSTEE FOR DONALD L. LUCAS &
                              --------------------------------------------------
                         LYGIA S. LUCAS TRUST DATED 12/3/94
                         -------------------------------------------------------
                         by Donald L. Lucas
                         -------------------------------------------------------
                         Name:   Donald L. Lucas
                                ------------------------------------------------

                         Address:    c/o Donald L. Lucas
                                     3000 Sand Hill Road
                                     Bldg. 1, Suite 210
                                     Menlo Park CA  94025

                         Number of Shares:   Common:  0
                                            ------------------------------------

                                             Series B:  51,528
                                            ------------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ DONALD L. LUCAS SUCCESSOR TRUSTEE DONALD L.
                              ------------------------------------------------
                         LUCAS PROFIT SHARING TRUST DATED 1/1/84
                         -----------------------------------------------------
                         by Donald L. Lucas
                         -----------------------------------------------------
                         Name:   Donald L. Lucas
                                ----------------------------------------------

                         Address:    c/o Donald L. Lucas
                                     3000 Sand Hill Road
                                     Bldg. 1, Suite 210
                                     Menlo Park CA  94025

                         Number of Shares:   Common:  0
                                            ----------------------------------

                                             Series B:  37,037
                                            ----------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Clifford H. Higgerson
                              --------------------------------------------
                         Name:   Clifford H. Higgerson
                                ------------------------------------------

                         Address:  530 E. Crescent Drive
                                   Palo Alto CA  94301

                         Number of Shares:  Common:  0
                                            ------------------------------
                                            Series B:  74,074
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ Wallace E. and Sonja A. Christopherson
                              --------------------------------------------
                         Name:   Wallace E. and Sonja A. Christopherson
                                ------------------------------------------

                         Address:  10603 Lake Steilacoom Drive S.W.
                                   Tacoma WA  98498

                         Number of Shares:  Common:  84,483
                                            ------------------------------
                                            Series B:  14,815
                                            ------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ WARD C. WATERMAN UNIFIED CREDIT TRUST, BERTHA
                              --------------------------------------------------
                         M. WATERMAN TRUSTEE
                         -------------------------------------------------------
                         by Bertha M. Waterman, Trustee
                         -------------------------------------------------------
                         Name:   Bertha M. Waterman
                                ------------------------------------------------

                         Address:    P.O. Box 9475
                                     Bakersfield CA  93389

                         Number of Shares:   Common:  84,483
                                            ------------------------------------

                                             Series B:  7,407
                                            ------------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ SMITH BARNEY AS IRA CUSTODIAN FBO TERENCE E.
                              -------------------------------------------------
                         LONG, ACCOUNT # 441-68031-1-4-001
                         ------------------------------------------------------
                         by Terence E. Long
                         ------------------------------------------------------
                         Name:   Terence E. Long
                                -----------------------------------------------

                         Address:    200 S.W. Market Street, #1900
                                     Portland OR  97201

                         Number of Shares:   Common:  84,483
                                            -----------------------------------

                                             Series B:  29,630
                                            -----------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ SMITH BARNEY AS IRA CUSTODIAN FBO PEGGY ANN
                              ------------------------------------------------
                         LONG, ACCOUNT # 441-69070-1-4-001
                         -----------------------------------------------------
                         by Peggy Ann Long
                         -----------------------------------------------------
                         Name:   Peggy Ann Long
                                ----------------------------------------------

                         Address:    200 S.W. Market Street, #1900
                                     Portland OR  97201

                         Number of Shares:   Common:  0
                                            ----------------------------------

                                             Series B:  0
                                            ----------------------------------

                  SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                         STOCKHOLDER


                         By:   /s/ BUILDING C PARTNERS, A
                              ----------------------------------
                         CALIFORNIA GENERAL PARTNERSHIP
                         ---------------------------------------
                         by John Campbell, General Partner
                         ---------------------------------------
                         Name:   John Campbell
                                --------------------------------

                         Address: c/o John Campbell of Morrison & Foerster 425 Market Street
                                     San Francisco CA  94105

                         Number of Shares:   Common:  0
                                            --------------------

                                             Series B:  18,518
                                            --------------------